
FINANCIAL GUARANTY INSURANCE COMPANY
===================================================================================================================


Unaudited Interim Financial Statements

March 31, 2001


Balance Sheets............................................................................................   1
Statements of Income......................................................................................   2
Statements of Cash Flows..................................................................................   3
Notes to Unaudited Interim Financial Statements...........................................................   4



Financial Guaranty Insurance Company                                                                             Balance Sheets
----------------------------------------------------------------------------------------------------------------------------------
($ in Thousands)
                                                                                          March 31,                  December 31,
                                                                                            2001                        2000
                                                                                   ----------------------       ------------------
Assets                                                                                (Unaudited)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,484,251 in 2001 and $2,417,394 in 2000)                                         $2,524,524                  $2,451,217
Short-term investments, at cost, which approximates fair value                           115,866                     123,932
Cash                                                                                         615                         991
Accrued investment income                                                                 36,943                      37,055
Reinsurance receivable                                                                     8,923                       8,956
Deferred policy acquisition costs                                                         70,242                      68,430
Property, plant and equipment net of
   accumulated depreciation of 8,069 in 2001 and $8,015 in 2000                              572                         626
Prepaid reinsurance premiums                                                             125,123                     132,271
Receivable for securities sold                                                             5,099                           -
Prepaid expenses and other assets                                                          7,923                      12,539
                                                                                    ------------                ------------
            Total assets                                                              $2,895,830                  $2,836,017
                                                                                    ============                ============

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                                      $ 577,659                   $ 581,385
Losses and loss adjustment expenses                                                       46,927                      46,707
Ceded reinsurance payable                                                                 (1,537)                        600
Accounts payable and accrued expenses                                                     21,137                      15,351
Current Federal income taxes payable                                                      73,473                      77,092
Deferred Federal income taxes payable                                                     89,095                      85,220
                                                                                    ------------                 -----------

            Total liabilities                                                            806,754                     806,355
                                                                                    ------------                 -----------

Stockholder's Equity:

Common stock, par value $1,500 per share at March 31,
  2001 and at December 31, 2000: 10,000 shares authorized,
  issued and outstanding                                                                  15,000                      15,000
Additional paid-in capital                                                               383,511                     383,511
Accumulated other comprehensive income, net of tax                                        27,312                      23,120
Retained earnings                                                                      1,663,253                   1,608,031
                                                                                     -----------                 -----------

            Total stockholder's equity                                                 2,089,076                   2,029,662
                                                                                     -----------                 -----------

            Total liabilities and stockholder's equity                                $2,895,830                $2,836,017
                                                                                      ==========                ==========






                                  See accompanying notes to unaudited interim financial statements

                                                           -1-


Financial Guaranty Insurance Company                                                              Statements Of Income
----------------------------------------------------------------------------------------------------------------------
($ in Thousands)



                                                                                          Three Months Ended March 31,
                                                                                            2001               2000
                                                                                          ------------    ------------
                                                                                                   (Unaudited)

Revenues:

    Gross premiums written                                                                $24,958             $ 26,299
    Ceded premiums written                                                                    582               (4,388)
                                                                                          -------             ---------


    Net premiums written                                                                   25,540               21,911
    (Increase)/in net unearned premiums                                                    (3,423)              (1,400)
                                                                                          --------             --------

    Net premiums earned                                                                    22,117               20,511
    Net investment income                                                                  31,841               33,829
    Net realized gains                                                                     27,026                4,832
                                                                                          -------              -------

        Total revenues                                                                     80,984               59,172
                                                                                          -------              -------

Expenses:

    Losses and loss adjustment expenses                                                       546               (2,627)
    Amortization of deferred policy acquisition costs                                       3,299                2,532
    Other underwriting expenses                                                             4,745                2,450
                                                                                          -------              -------

        Total expenses                                                                      8,590                2,355
                                                                                          -------              -------

        Income before provision for Federal income taxes                                   72,394               56,817

    Provision for Federal income taxes                                                     17,172               10,301
                                                                                          -------              -------

         Net income                                                                       $55,222              $46,516
                                                                                          =======              =======















                            See accompanying notes to unaudited interim financial statements

                                                           -2-


Financial Guaranty Insurance Company                                                           Statements Of Cash Flows
-----------------------------------------------------------------------------------------------------------------------
($ in Thousands)
                                                                                           Three Months Ended March 31,
                                                                                           ----------------------------
                                                                                             2001               2000
                                                                                          -----------     -------------
                                                                                                    (Unaudited)
Operating activities:

Net income                                                                                $55,222               $46,516
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred Federal income taxes                                             1,618                 1,858
    Net realized gains                                                                    (27,026)               (4,832)
    Amortization of fixed maturity securities                                                 960                 3,101
    Policy acquisition costs deferred                                                      (5,111)               (3,515)
    Amortization of deferred policy acquisition costs                                       3,299                 2,532
    Depreciation of property, plant and equipment                                              54                    95
    Change in reinsurance receivable                                                           33                   878
    Change in prepaid reinsurance premiums                                                  7,148                   454
    Change in accrued investment income, prepaid
       expenses and other assets                                                            4,728                 3,463
    Change in unearned premiums                                                            (3,726)                  948
    Change in losses and loss adjustment expense                                              220                 (3,543)
    Change in ceded reinsurance payable, accounts payable
       and accrued expenses                                                                 3,649                 19,273
    Change in current federal income taxes payable                                         (3,619)                 3,551
                                                                                          --------              --------

Net cash provided by operating activities                                                  37,449                 70,779
                                                                                          -------               --------

Investing activities:

Sales or maturities of fixed maturity securities                                          582,297                158,552
Purchases of fixed maturity securities                                                   (628,188)              (185,522)
Purchases of short-term investments, net                                                    8,066                (19,321)
                                                                                         --------               ---------

Net cash used for investing activities                                                    (37,825)               (46,291)
                                                                                         ---------              ---------

Financing activities:

Dividends paid                                                                                -                   (25,000)
                                                                                         ---------              ----------
Net cash used for financing activities                                                        -                   (25,000)
                                                                                         ---------              ----------
(Decrease)/Increase in cash                                                                   (376)                   512
Cash at beginning of period                                                                    991                    924
                                                                                         ---------              ----------

Cash at end of period                                                                    $     615              $      412
                                                                                         =========              ==========





                         See accompanying notes to unaudited interim financial statements

                                                        -3-


Financial Guaranty Insurance Company             Notes to Financial Statements
------------------------------------------------------------------------------
March 31, 2001 and 2000
(Unaudited)


         (1)  Basis of Presentation
              ---------------------

              The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of
              (a) results of operations for the three months ended March 31, 2001 and 2000, (b) the financial position at March 31, 2001 and December 31, 2000, and (c) cash flows for the three months ended March 31, 2001 and 2000.

              These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2000 audited financial statements.

              The preparation of financial statements in conformity with accounting principles generally accepted (GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (2)  Statutory Accounting Practices
              ------------------------------

              The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. A reconciliation of the Company's net income and stockholder's equity on a GAAP basis to the corresponding amounts on a statutory basis for the years ended December 31, 2000 and 1999 may be found in the notes to the 2000 audited financial statements.

              In 1999, the National Association of Insurance Commissioners
              (NAIC) adopted the Accounting Practice Manual, which includes Statements of Statutory Accounting Principles. The codification of Statutory Accounting Principles, which is effective January 1, 2001, prescribes statutory accounting practices which may differ from individual state "prescribed or permitted" practices. Where there is a difference, individual state "prescribed or permitted" practice will take precedence over codified Statutory Accounting Principles. Management does not believe that the adoption of codification has had a material impact to statutory capital and surplus.

         (3)  Dividends
              ---------

              Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

              o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

              o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the State of New York Insurance Department.

Financial Guaranty Insurance Company             Notes to Financial Statements

------------------------------------------------------------------------------
March 31, 2001 and 2000
(Unaudited)


              The Company declared dividends of $0.0 million and $25.0 million during the first three months of 2001 and 2000 respectively. In addition, an extraordinary dividend of $200.0 million (approved by the State of New York Insurance Department) was paid during the 3rd Quarter 2000. The amount of the Company's surplus available for dividends during 2001 is, therefore, approximately $0.0 million.

         (4)  Income Taxes
              ------------

              The Company's effective Federal corporate tax rate (23.7 percent and 18.1 percent for the three months ended March 31, 2001 and 2000, respectively) is less than the statutory corporate tax rate (35 percent in 2001 and 2000) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

         (5)  Reinsurance
              -----------

              Net premiums earned are shown net of premiums ceded of $6.6 million and $4.8 million, respectively, for the three months ended March 31, 2001 and 2000.

         (6)  Comprehensive Income
              --------------------

              Comprehensive income encompasses all changes in stockholders' equity (except those arising from transactions with stockholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:



                                                                  For the Three Months
                                                                     Ended March 31,
                                                                  2001         2000
                                                                  ----         ----

              Net income                                        $55,222       $46,516
              Other comprehensive income:
                  Change in unrealized investment gains,
                  net of taxes of $2,220 in 2001
                    and $7,629 in 2000                            4,122        14,169
                  Change in foreign exchange gains,
                    net of taxes of $38 in 2001 and
                    $624 in 2000                                     70         1,158
                                                                -------      --------
              Comprehensive income                              $59,414      $ 61,843
                                                                =======      ========


Financial Guaranty Insurance Company             Notes to Financial Statements
------------------------------------------------------------------------------

March 31, 2001 and 2000
(Unaudited)



         (7)  Current Accounting Pronouncements

              The Financial Accounting Standards Board ("FASB") has issued, then subsequently amended Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", adopted by Financial Guaranty Insurance Company on January 1, 2001. Under SFAS No. 133, all derivative instruments (including certain derivative instruments embedded in other contracts) are to be recognized in the balance sheet at their fair values; changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. At January 1, 2001, there was no material impact on the Company's financial statements related to the adoption of SFAS 133.